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                                                                   EXHIBIT 10.64

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      This Employment Agreement (the "Agreement"), dated as of the 24 April, 2003, by and between RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland business trust (the "Trust"), and BRUCE GERSHENSON ("Executive").

                                    RECITALS

      A. The Trust and Executive entered into an Employment Agreement dated as of the 16th day of April, 2001, effective as of May 10, 2001.

      B. The Trust and Executive desire to amend the terms of said Employment Agreement.

      THEREFORE, the parties agree as follows:

      1. Paragraph 1 of the Agreement is hereby amended by deleting the second sentence thereof and inserting the following in lieu thereof:

      "Executive will devote up to 600 hours during the first full year of the Agreement and up to 400 hours during each of the second and third full years of the Agreement of his business time and attention to the performance of his duties under this Agreement as specifically requested by the Trust."

      2. Paragraph 3 of the Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

      "During the first year of the Term, Executive will receive a salary at the annual rate of $100,000; during each of the second and third years, $75,000; and during each of the fourth and fifth years, $35,000 (the 'Base Salary')."

      3. Except as herein expressly amended, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

            IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement on the day and year first set forth above.

                                            RAMCO-GERSHENSON PROPERTIES TRUST,

                                            By: /s/ DENNIS GERSHENSON
                                                --------------------------------
                                                Dennis Gershenson
                                                Its: CEO

                                            /s/ BRUCE GERSHENSON
                                            ------------------------------------
                                            BRUCE GERSHENSON

                      First Amendment to Employment Agreement - Bruce Gershenson